UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 30, 2019

THE COMMUNITY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36094	52-1652138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3035 Leonardtown Road, Waldorf, Maryland 20601
(Address of Principal Executive Offices) (Zip Code)

301-645-5601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (d) On October 30, 2019, Michael L. Middleton informed the Board of Directors that he will resign from his position as Chairman of the Board of the Boards of Directors of The Community Financial Corporation (the “Company”) and Community Bank of the Chesapeake (the “Bank”) effective June 30, 2020. Mr. Middleton’s decision to resign is not the result of any disagreements between Mr. Middleton and the Company or the Bank on any matter relating to the Company’s or Bank’s operations, policies and practices.

          On October 30, 2019, the Boards of Directors of the Company and the Bank appointed Austin J. Slater, Jr. to serve as the Chairman of the Board of the Boards of Directors of the Company and the Bank, effective upon Mr. Middleton’s resignation. The Company and the Bank also appointed Austin J. Slater, Jr. as Lead Independent Director of the Boards of Directors of the Company and the Bank effective October 30, 2019 and he will serve in this capacity through June 30, 2020.

          A copy of the press release announcing Mr. Slater’s appointments as Chairman of the Board and Lead Independent Director of the Boards of Directors of the Company and the Bank is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

          On October 30, 2019, the Company issued a press release announcing Mr. Middleton’s resignation and Mr. Slater’s appointments as Chairman of the Board and Lead Independent Director of the Boards of Directors. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)-(c) Not applicable

(d) Exhibits

Number	Description

99.1	Press Release dated October 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION

Date: October 31, 2019	By:	/s/ William J. Pasenelli
William J. Pasenelli
President and Chief Executive Officer